SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  April 5, 1999
               (Date of Report (Date of earliest event reported))



                        BIOJECT MEDICAL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


                                     Oregon
                 (State or other jurisdiction of incorporation)


             0-15360                                     93-1099680
------------------------------------         -----------------------------------
     (Commission File Number)                   (I.R.S. identification no.)


7620 SW Bridgeport Road
Portland, Oregon                                             97224
------------------------------------         -----------------------------------
(Address of principal executive offices)                   (Zip code)


                                 (503) 639-7221
              (Registrant's telephone number, including area code)


                         ------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On April 5, 1999, Bioject Medical Technologies Inc. (the "Company"), completed a private placement of 391,830 shares of the Company's Series C Convertible Preferred Stock to Elan International Services, Ltd. ("Elan") for total proceeds of $2.4 million. The Series C Convertible Preferred Stock is convertible into 3,918,300 shares of the Company's common stock.

     The stock was purchased pursuant to the terms of a joint venture agreement entered into between the Company and Elan in October 1997 to develop the Company's Glucotrak(TM) blood glucose monitor. Elan purchased the preferred stock to facilitate a $3 million combined capital investment by the Company and Elan into Marathon Medical Technologies, Inc., the Company's 80.1% owned subsidiary that is developing the Glucotrak technology. In addition to the $2.4 million invested in the Company, Elan invested $597,000 directly into Marathon Medical Technologies, Inc.

     In connection with the issuance of the Series C Convertible Preferred Stock, the Board of Directors of the Company increased the number of the Series C Convertible Preferred Stock from 200,000 shares to 500,000 shares, shareholder approval not being required. The Articles of Amendment increasing the shares of Series C Convertible Preferred Stock and filed with the Secretary of State of Oregon on March 24, 1999, is attached hereto as Exhibit 3.1.3. The Articles of Amendment creating a classified Board of Directors, which was approved by the shareholders of the Company on September 10, 1998 at the Annual Meeting of Shareholders and filed with the Secretary of State of Oregon on October 15, 1998, is attached hereto as Exhibit 3.1.2.

Item 7.   Exhibits.

(c)       Exhibits.

          3.1.2 Articles of Amendment of Bioject Medical Technologies Inc. dated September 11, 1999 and filed October 15, 1998.

          3.1.3 Articles of Amendment to the Articles of Incorporation of Bioject Medical Technologies Inc. dated March 18, 1999 and filed March 24, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    April 19, 1999.



                                   BIOJECT MEDICAL TECHNOLOGIES INC.


                                   By /s/ Michael A. Temple
                                      -------------------------------------
                                      Michael A. Temple
                                      Vice President, Chief Financial Officer,
                                      Secretary/Treasurer

                                  EXHIBIT INDEX

Exhibit Number      Exhibit Description
--------------      -------------------

   3.1.2            Articles of Amendment of Bioject Medical  Technologies  Inc.
                    dated September 11, 1999 and filed October 15, 1998.

   3.1.3 Articles of Amendment to the Articles of Incorporation of Bioject Medical Technologies Inc. dated March 18, 1999 and filed March 24, 1999.